UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2016

NOVELIS INC.
(Exact name of Registrant as specified in its charter)

Canada	98-0442987
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3560 Lenox Road, Suite 2000, Atlanta, GA	30326
(Address of principal executive offices)	(Zip Code)
(404) 760-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On September 14, 2016, Novelis Corporation (the “Issuer”), a wholly-owned subsidiary of Novelis Inc. (the “Company”), completed the issuance and sale of $1,500,000,000 aggregate principal amount of 5.875% Senior Notes due 2026 (the “Notes”). The Company received net proceeds, after deducting initial purchasers’ discounts and estimated offering expenses, of approximately $1.48 billion. The proceeds were used to fund the repayment of the Company’s 8.75% Senior Notes due 2020 (the “2020 Notes”), including fees and expenses related to a tender offer for the 2020 Notes.

The Notes were issued pursuant to an indenture, dated as September 14, 2016 (the “Indenture”), among the Issuer, the Company, as guarantor, the subsidiary guarantors named therein and Regions Bank, as trustee (the “Trustee”). The Indenture provides, among other things, that the Notes are the senior unsecured obligations of the Issuer and are guaranteed, jointly and severally, on a senior unsecured basis, by the Company and certain of its subsidiaries and certain of the Company's other subsidiaries that become a borrower or guarantor under any credit facilities of the Company.

Pursuant to the Indenture, the Notes will mature on September 30, 2026, and will accrue interest at a rate of 5.875% per year. Interest on the Notes will be payable semi-annually in arrears on each May 15 and November 15, commencing on May 15, 2017.

The Issuer may redeem all or a portion of the Notes at any time prior to September 30, 2021 at a redemption price equal to 100% of the principal amount of the Notes, plus the applicable “make-whole” premium as provided in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. At any time on or after September 30, 2021, the Issuer may redeem all or a portion of the Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to but excluding, the date of redemption. In addition, at any time prior to September 30, 2019, the Company may also redeem up to 40% of the original aggregate principal amount of the Notes (including any additional Notes) with the proceeds of certain equity offerings, at a redemption price equal to 105.875% of the principal amount of the Notes, plus accrued and unpaid interest, if any to the redemption date. The Issuer may make such redemption so long as, immediately after the occurrence of any such redemption, at least 60% of the aggregate principal amount of the Notes (including any additional Notes) remains outstanding and such redemption occurs within 90 days of the closing of the applicable equity offering.

Upon a Change of Control Triggering Event (as defined in the Indenture), the Issuer must offer to purchase the Notes at 101% of the principal amount, plus accrued and unpaid interest to the purchase date. In addition, if the Company or its restricted subsidiaries engage in certain asset sales and do not invest the cash proceeds or permanently reduce certain debt within a specified period of time, the Issuer will be required to use a portion of the proceeds of such asset sales to make an offer to purchase of a principal amount of the Notes at a price of 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture contains customary covenants that will limit the Company’s ability and the ability of certain of its subsidiaries (including the Issuer) to (1) incur additional debt and provide additional guarantees, (2) pay dividends beyond certain amounts and make other restricted payments, (3) create or permit certain liens, (4) make certain asset sales, (5) use the proceeds from the sales of assets and subsidiary stock, (6) create or permit restrictions on the ability of certain of the Company’s subsidiaries to pay dividends or make other distributions to the Company or the Issuer, as applicable, (7) engage in certain transactions with affiliates, (8) enter into sale and leaseback transactions, (9) designate subsidiaries as unrestricted subsidiaries and (10) consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of certain of the Company’s subsidiaries. During any future period in which either Standard & Poor’s Ratings Group, Inc. or Moody’s Investors Service, Inc. have assigned an investment grade credit rating to the Notes and no default or event of default under the Indenture has occurred and is continuing, most of the covenants will be suspended. The Indenture also contains customary events of default.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. The Notes were sold to qualified institutional buyers pursuant to Rule 144A and outside the United States pursuant to Regulation S of the Securities Act.

This Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.

The Indenture and the form of Note are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the material terms of the Indenture and the Notes are qualified in their entirety by reference to such exhibits.

Item 1.02.    Termination of a Material Definitive Agreement

On September 16, 2016, the Company irrevocably deposited with The Bank of New York Mellon Trust Company, N.A., trustee for the 2020 Notes, sufficient funds to fund the redemption of the 2020 Notes remaining outstanding. As a result, the Company and the guarantors under the 2020 Notes have been released from their respective obligations under the 2020 Notes and the indenture governing the 2020 Notes pursuant to the satisfaction and discharge provisions thereunder.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On September 14, 2016, the Company issued a press release announcing the completion of the refinancing transaction. A copy of this release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On August 30, 2016, the Company filed a Current Report on Form 8-K (the "Filing") to report the completion of the issuance and sale of $1,150,000,000 aggregate principal amount of 6.25% Senior Notes due 2024 (the "2024 Notes") by the Issuer. The indenture and form of note relating to the 2024 Notes included as Exhibit 4.1 and Exhibit 4.2 of the Filing contained certain formatting errors. Accordingly, the indenture and form of note relating to the 2024 Notes are filed as Exhibit 4.3 and 4.4 to this Current Report on Form 8-K and have been reformatted to correct those issues.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Indenture, dated as of September 14, 2016, between the Issuer, the Company, the subsidiary guarantors named on the signature pages thereto and Regions Bank, as trustee.

4.2	Form of 5.875% Senior Note due 2026 (included in Exhibit 4.1).

4.3	Indenture, dated as of August 29, 2016, between the Issuer, the Company, the subsidiary guarantors named on the signature pages thereto and Regions Bank, as trustee.

4.4	Form of 6.25% Senior Note due 2024 (included in Exhibit 4.3).

99.1	Press release, dated September 14, 2016.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: September 19, 2016	By: /s/ Leslie J. Parrette, Jr.
Leslie J. Parrette, Jr.
General Counsel, Corporate Secretary and Compliance Officer

EXHIBIT INDEX

Exhibits.

4.1	Indenture, dated as of September 14, 2016, between the Issuer, the Company, the subsidiary guarantors named on the signature pages thereto and Regions Bank, as trustee.

4.2	Form of 5.875% Senior Note due 2026 (included in Exhibit 4.1).

4.3	Indenture, dated as of August 29, 2016, between the Issuer, the Company the subsidiary guarantors named on the signature pages thereto and Regions Bank, as trustee.

4.4	Form of 6.25% Senior Note due 2024 (included in Exhibit 4.3).

99.1	Press release, dated September 14, 2016.